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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-82972, No. 333-4397, and No. 333-68309) of
AutoImmune Inc. of our report dated February 5, 1999 appearing on page F-2 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 30, 1999